Exhibit 99.1

The Parking REIT, Inc.
Changes Name to
Mobile Infrastructure Corporation

(Cincinnati, Ohio, November 12, 2021) – The Parking REIT, Inc. (the “Company”) announced today that it has changed its name to “Mobile Infrastructure Corporation”. The Company’s new website will be www.mobileit.com.

“At Mobile Infrastructure, we believe in the power of mobility. We will continue to execute on our mandate of investing in parking infrastructure across the United States. We believe that best in class parking assets in CBD cores facilitate the movement of people into and around our cities, as well as create ecosystems of growth around well-run assets,” said Manuel Chavez, Chief Executive Officer of Mobile Infrastructure Corporation. “We believe that the name ‘Mobile Infrastructure Corporation’ captures the essence of our company’s core values and business practices, while also representing our broader portfolio composition of these parking structures. Furthermore, alongside the recent tender offer, equity investment and acquisitions, the name change marks another step in our ongoing evolution and re-establishment of our growth platform.”

Stephanie Hogue, President of Mobile Infrastructure Corporation, added, “Parking is often viewed as a passive asset class. However, the nature of mobility is movement in and around a hub. We believe that parking assets serve as hubs for the movement of people, goods and services into and around a city. While parking may be a passive activity, mobility is not, and we believe that Mobile Infrastructure portrays what lies ahead – a company that is highly proactive about strategic growth with assets that serve as a hub for the ecosystems in which these assets are located.”

About Mobile Infrastructure Corporation

Mobile Infrastructure Corporation is an internally-managed, publicly registered, non-listed company that invests primarily in parking lots and garages in the United States. Its assets include 43 parking facilities located in 17 states. For more information, please visit www.mobileit.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of federal securities laws and regulations. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “should,” “will,” and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made.  These risks include, but are not limited to:  national and local economic, business and real estate market conditions; the ability to maintain sufficient liquidity and our access to capital markets; our ability to identify, successfully compete for and complete acquisitions and loans; the performance of real estate assets and loans after they are acquired; and our ability to provide stockholder value through sales or otherwise dispose of our properties and other assets. Although Mobile Infrastructure Corporation believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. Actual results may differ materially from those contemplated by such forward-looking statements, including as a result of those factors set forth in the Risk Factors section of the Company’s most recent annual report on Form 10-K and subsequent reports filed with the Securities and Exchange Commission. Mobile Infrastructure Corporation does not undertake any obligation to update any forward-looking statement contained herein to conform the statement to actual results or changes in expectations.  This press release shall not constitute an offer to sell or the solicitation of an offer to buy securities.

Contact Information

Investor Relations
mobileit@icrinc.com